EXHIBIT 10.4
Patriot National Bancorp, Inc.
900 Bedford Street, 3rd Floor Stamford, Connecticut

February 12, 2025

Re: 8.50% Fixed Rate Senior Notes Due January 15, 2026

Noteholder:

Reference is hereby made to the 8.50% Senior Notes Due January 15, 2026, between Patriot National Bancorp, Inc., a Connecticut corporation (the Company") and Noteholder (the "Note"). Capitalized terms used here and not otherwise defined shall have the meanings ascribed to such terms in the Note.

Pursuant to Section 2 of the Note, the Company was required to make a semi-annual interest payment on January 15, 2025. The Note includes a provision for a 30-day grace period to February 14, 2025, before Patriot is deemed to be in default under the terms of the Agreement. The Company has requested the Noteholder to agree to extend the grace period until April 1, 2025.

By your acknowledgement below, Noteholder hereby agrees that, notwithstanding anything to the contrary in the Note, the grace period for the scheduled interest payment due on January 15, 2025 is hereby extended until April 1, 2025.

The undersigned Noteholder waives any claims they may have for interest, penalties or otherwise arising out of or relating to this deferral. Except as otherwise provided herein, nothing in this letter agreement shall otherwise amend any of the terms and conditions in the Note, and the Noteholder shall not be deemed to have waived any of their rights and remedies thereunder.

Noteholder:

AMERICAN BANK INCORPORATED
By: _____________________________
Name: _____________________________
Title: _____________________________

ATLANTIC STATES INSURANCE COMPANY
By: _____________________________
Name: _____________________________
Title: _____________________________

BANK FIVE
By: _____________________________
Name: _____________________________
Title: _____________________________

EXHIBIT 10.4
CLIENT OF LMCG INVESTMENTS, LLC
By: LMCG Investments, LLC, its advisor
By: _____________________________
Name: _____________________________
Title: _____________________________

UNITY INVESTMENT SERVICES INC., a wholly owned subsidiary of UNITY BANK
By: _____________________________
Name: _____________________________
Title: _____________________________

WALLKILL VALLEY FEDERAL SAVINGS AND LOAN
    By: _____________________________
Name: _____________________________
Title: _____________________________